                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005

                             LanVision Systems, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    0-28132                    31-1455414
----------------------------        ------------                 ----------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH                  45242-4716
-----------------------------------------------                 ----------
   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (513) 794-7100

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 25, 2005 the Stockholders of LanVision Systems, Inc. approved the Company's 2005 Incentive Compensation Plan attached hereto as Exhibit 10.1 (the "Plan"). The material terms of the Plan are summarized in the Company's proxy statement dated April 7, 2005 under the heading "PROPOSAL 2 - ADOPTION OF THE 2005 INCENTIVE COMPENSATION PLAN," which information is incorporated herein by reference from that proxy statement.

Item 9.01 Financial Statements and Exhibits
                (c) Exhibits

EXHIBIT
NUMBER        DESCRIPTION

10.1          LanVision Systems, Inc. 2005 Incentive Compensation Plan

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LanVision Systems, Inc.

Date: May 26, 2005                             By: /s/ Paul W. Bridge, Jr.
                                                   -----------------------
                                                       Paul W. Bridge, Jr.
                                                       Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.     Description of Exhibit

10.1            LanVision Systems, Inc. 2005 Incentive Compensation Plan

                                       2